UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 9, 2021

TRxADE HEALTH, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39199	46-3673928
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3840 Land O’ Lakes Blvd

Land O’ Lakes, Florida 34639

(Address of principal executive offices) (zip code)

800-261-0281

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0001 Par Value Per Share	MEDS	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

TRxADE HEALTH, INC.’s (the “Company”, “we” and “our”) management plans to hold virtual roadshows and meetings with current and prospective investors, funding sources, and others and to attend certain virtual conferences, from time to time, including attending the virtual conferences discussed below:

Colliers 5th Annual Investor Conference

Date: Thursday, September 9, 2021

Available for One-on-One Meetings

Location: Virtual

H.C. Wainwright 23rd Annual Global Investment Conference

Date: Monday, September 13, 2021

On-Demand Presentation Available From: 7:00 a.m. Eastern time

Webcast: https://journey.ct.events/view/d00f549f-194a-4baa-91a8-dfb17498f9c1

Available for One-on-One Meetings

Location: Virtual

Benzinga Healthcare Virtual Conference

Date: Wednesday, September 29, 2021

Time: 3:00 p.m. Eastern time (12:00 p.m. Pacific time)

Webcast: https://www.youtube.com/watch?v=KS30Mcu5ei8

Location: Virtual

A copy of the presentation which the Company will use in connection with such conferences, roadshows and meetings is being furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is also available on the Company’s website at https://investors.trxadegroup.com/nasdaq-meds/presentations-nasdaq-meds/, which website includes information the Company does not desire to incorporate by reference into this report.

On September 7, 2021, the Company issued a press release providing information regarding the conferences discussed above, a copy of which is included herewith as Exhibit 99.2.

The information responsive to Item 7.01 of this Form 8-K and Exhibits 99.1 and 99.2, attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of this Report is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

The Presentation and press release attached hereto as Exhibits 99.1 and 99.2, respectively, contain certain statements that may be deemed to be “forward-looking statements” within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 (the “Act”). You can identify these forward-looking statements by words such as “may,” “should,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan” and other similar expressions. Forward-looking statements are not a guarantee of performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and are beyond our control. These risks and uncertainties should be carefully considered. We caution you not to place undue reliance on the forward-looking statements, which involve known and unknown risks, uncertainties and other factors, which may cause the results of the Company, its divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in documents the Company files with the Securities and Exchange Commission, including but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. The forward-looking statements contained in Exhibits 99.1 and 99.2 are made as of the date of the Presentation and press release attached hereto as Exhibit 99.1 and 99.2, respectively. We disclaim any obligation to update any of these forward-looking statements as a result of new information, future events, or otherwise, except as expressly required by law.

The links to the webcast websites above are provided for informational purposes only and we make no representations regarding such websites, the information thereon, or any links accessible therefrom, and do not desire to incorporate any of the information on, or accessible through, such websites into this report.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1*	TRxADE HEALTH, INC. — August 2021 PowerPoint Presentation
99.2*	Press release dated September 7, 2021
104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRxADE HEALTH, INC.

Date: September 9, 2021	By:	/s/ Suren Ajjarapu
	Name:	Suren Ajjarapu
	Title:	Chief Executive Officer